                                                                    EXHIBIT 99.2

                     RIFKIN ACQUISITION PARTNERS, L.L.L.P.
                        RIFKIN ACQUISITION CAPITAL CORP.

                         NOTICE OF GUARANTEED DELIVERY
                     of 11 1/8% Senior Subordinated Notes
                                    due 2006


   As set forth in the Prospectus dated May 13, 1996 (the "Prospectus") of Rifkin Acquisition Partners, L.L.L.P. and Rifkin Acquisition Capital Corp. (the "Issuers") and their subsidiaries under "The Exchange Offer--How to Tender" and in the Letter of Transmittal for 11 1/8% Senior Subordinated Notes due 2006 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuers if: (i) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

                           To:  Bankers Trust Company
                             (the "Exchange Agent")

                                 By Facsimile:
                                (212) 250-6961
                                (212) 250-6392

                            Confirm by telephone to:
                                (800) 735-7777


                                   By Mail:

                             Bankers Trust Company
                        Corporate Trust and Agency Group
                               Reorganization Dept.
                                 P.O. Box 1458
                             Church Street Station
                         New York, New York 10008-1458

                           Hand/Overnight Delivery:

                             Bankers Trust Company
                       Corporate Trust and Agency Group
                           Receipt & Delivery Window
                       123 Washington Street, 1st Floor
                           New York, New York 10006

             Delivery of this instrument to an address other than
            as set forth above or transmittal of this instrument to
              a facsimile or telex number other than as set forth
                 above does not constitute a valid delivery.

Ladies and Gentlemen:

   The undersigned hereby tenders to the Issuers, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

   The undersigned understands and acknowledges that the Exchange Offer will expire at 5:00 p.m., Eastern Daylight Savings Time, on June 18, 1996, unless extended by the Issuers. With respect to the Exchange Offer, "Expiration Date" means such time and date, or if the Exchange Offer is extended, the latest time and date to which the Exchange Offer is so extended by the Issuers.

   All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undesigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.


- ----------------------------------
            SIGNATURES              Principal amount of Old Notes Exchanged:


- ----------------------------------  $__________________________________________
        Signature of Owner
                                    Certificate Nos. of Old Notes (if available)
- ----------------------------------
 Signature of Owner (if more than   --------------------------------------------
 one)
Dated:_____________________, 1996   --------------------------------------------

Name(s):__________________________  IF OLD NOTES WILL BE DELIVERED BY
                                    BOOK-ENTRY TRANSFER, PROVIDE THE DEPOSITORY
        __________________________  TRUST COMPANY ("DTC") ACCOUNT NO.:
            (Please Print)
                                    Account No.______________________________
Address:__________________________

__________________________________

__________________________________
       (Include Zip Code)

Area Code and
Telephone No.:___________________

Capacity (full title), if signing
 in a representative capacity:


- ----------------------------------
Taxpayer Identification or Social
 Security No.:
- ----------------------------------
- ----------------------------------

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- --------------------------------------------------------------------------------

                             GUARANTEE OF DELIVERY

                   (Not to be used for signature guarantee)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees (a) that the above-named person(s) own(s) the above-
described securities tendered hereby within the meaning of Rule 10b-4 under the
Securities Exchange Act of 1934, (b) that such tender of the above-described securities complies with Rule 10b-4, and (c) that delivery of such certificates pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made within five New York
Stock Exchange trading days after the date of execution of a Notice of
Guaranteed Delivery of the above-named person.
- --------------------------------------------------------------------------------
Name of Firm:


- ---------------------------------  ---------------------------------------------
                                              (Authorized Signature)

                                   Title:
- ---------------------------------
Number and Street or P.O. Box
                                   ---------------------------------------------

- ---------------------------------  Date:
City      State      Zip Code


Tel. No.
        -------------------------  ---------------------------------------------
Fax No.:
        -------------------------
- --------------------------------------------------------------------------------


NOTE: DO NOT SEND CERTIFICATES REPRESENTING NOTES WITH THIS NOTICE.  NOTES
      SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.